UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported): February 2, 2004

CHIQUITA BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-1550	04-1923360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 East Fifth Street, Cincinnati, Ohio 45202

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(513) 784-8000

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

On February 2, 2004, Chiquita Brands International, Inc. issued a press release to report the scheduled time for its fourth quarter 2003 and full year financial results. The press release also corrected two items of information, one of which was included in its release of third quarter 2003 results on October 30, 2003 and both of which had been provided on the company’s conference call following the earnings release. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein and herein are furnished to the Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2004	CHIQUITA BRANDS INTERNATIONAL, INC.

	By:	/s/ Robert W. Olson
Robert W. Olson
Senior Vice President and General Counsel